TURNER FUNDS

                      TURNER TOTAL RETURN FIXED INCOME FUND

                         Supplement dated September 19,
                 2003 to the Prospectus dated January 31, 2003,
                            as amended April 15, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On September 12, 2003, the Board of Trustees (the "Board") of the Turner Funds unanimously voted to close and liquidate the Turner Total Return Fixed Income Fund, effective November 30, 2003. This decision was made after careful consideration of the Fund's asset size, strategic importance, current expenses and historical performance. As a result of the decision to close and liquidate this Fund, the Board also voted to close the Fund to new investments effective as of the close of business on October 31, 2003.

BECAUSE THE FUND WILL BE CLOSED AND LIQUIDATED ON NOVEMBER 30, 2003, WE RECOMMEND THAT YOU CONSIDER SELLING OR EXCHANGING YOUR SHARES PRIOR TO THAT DATE. You may exchange shares of the Total Return Fixed Income Fund for any other Turner Fund open to new investors. You may sell or exchange shares on any business day by contacting us directly by mail, telephone (1-800-224-6312) or via our website (www.turnerinvestments.com). If you invest through a financial institution, you should contact the financial institution for more information on how to sell or exchange your shares. If you still hold shares of the Fund as of November 30, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in a Systematic Investment Plan, automatic deductions will no longer be made from your bank account after October 31, 2003. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after October 31, 2003.

The sale, exchange or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

Please contact the Turner Funds' Investors Services team at 1-800-224-6312 for more information.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


TUR-FS4-030-14